EXHIBIT 99.1

Brookline Bancorp Announces Second Quarter Results

Net Income of $14.9 million, EPS of $0.20

BOSTON, July 19, 2017 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ:BRKL) (the “Company”) today announced net income of $14.9 million, or $0.20 per basic and diluted share, for the second quarter of 2017, compared to $13.4 million, or $0.19 per basic and diluted share, for the first quarter of 2017, and $12.7 million, or $0.18 per basic and diluted share, for the second quarter of 2016.

“We are pleased to report record quarterly earnings of $14.9 million or $0.20 per share for the second quarter of 2017,” said Paul Perrault, President and Chief Executive Officer of the Company. “During the quarter, we generated steady growth in loans and deposits with a stable net interest margin. We look forward to continued success in the second half of 2017.”

BALANCE SHEET

Total assets at June 30, 2017 increased $160.3 million to $6.66 billion from $6.50 billion at March 31, 2017, and increased $361.6 million from $6.30 billion at June 30, 2016. At June 30, 2017, total loans and leases were $5.54 billion, representing an increase of $75.6 million from March 31, 2017, and an increase of $278.4 million from June 30, 2016. During the second quarter of 2017, total loans and leases increased 5.5 percent on an annualized basis.

Investment securities at June 30, 2017 increased $20.8 million to $649.9 million, comprising 9.8 percent of total assets, as compared to $629.1 million, or 9.7 percent of total assets, at March 31, 2017, and increased approximately $47.4 million from $602.6 million, or 9.6 percent of total assets, at June 30, 2016.

Total deposits at June 30, 2017 increased $57.5 million to $4.71 billion from $4.65 billion at March 31, 2017 and increased $224.3 million from $4.49 billion at June 30, 2016. Core deposits, which consists of demand checking, NOW, savings, and money market accounts, increased $28.6 million from March 31, 2017 and increased $255.7 million from June 30, 2016.

Total borrowings at June 30, 2017 increased $9.9 million to $1.07 billion from $1.06 billion at March 31, 2017 and increased $38.2 million from $1.03 billion at June 30, 2016.

On May 2, 2017 we issued 5,951,250 shares of common stock with net proceeds to the Company of approximately $82 million.

The ratio of stockholders’ equity to total assets was 11.95 percent at June 30, 2017, as compared to 10.83 percent at March 31, 2017, and 10.95 percent at June 30, 2016, respectively. The ratio of tangible stockholders’ equity to tangible assets was 9.99 percent at June 30, 2017, as compared to 8.79 percent at March 31, 2017, and 8.82 percent at June 30, 2016. Tangible book value per share increased $0.59 from $7.93 at March 31, 2017 to $8.52 at June 30, 2017.

NET INTEREST INCOME

Net interest income increased $2.5 million to $55.6 million during the second quarter of 2017 from the quarter ended March 31, 2017. The net interest margin increased 6 basis points to 3.59 percent for the three months ended June 30, 2017.

NON-INTEREST INCOME

Non-interest income for the quarter ended June 30, 2017 decreased $11.4 million to $4.5 million from $15.9 million for the quarter ended March 31, 2017, primarily due to the recognition of the gain of $11.4 million on the NRS investment in the prior quarter.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $0.9 million for the quarter ended June 30, 2017, compared to $13.4 million for the quarter ended March 31, 2017. The decrease in the provision for the quarter was primarily driven by a decrease of $12.3 million in specific and taxi medallion related reserves.

Net charge-offs for the second quarter of 2017 were $2.4 million compared to $1.0 million in the first quarter of 2017. The ratio of net charge-offs to average loans and leases on an annualized basis increased to 17 basis points for the second quarter of 2017 from 7 basis points for the first quarter of 2017. The increase in net charge offs was due primarily to two commercial relationships.

The allowance for loan and lease losses represented 1.17 percent of total loans and leases at June 30, 2017, compared to 1.21 percent at March 31, 2017, and 1.09 percent at June 30, 2016. The allowance for loan and lease losses related to originated loans and leases represented 1.20 percent of originated loans and leases at June 30, 2017, compared to 1.25 percent at March 31, 2017, and 1.13 percent at June 30, 2016. The decrease to the allowance for loan and lease losses coverage ratio was primarily driven by the charge off of the specific reserve on two commercial relationships during the second quarter of 2017.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended June 30, 2017 increased $1.0 million to $34.8 million from $33.8 million for the quarter ended March 31, 2017. The increase was primarily driven by an increase of $1.1 million in compensation and employee benefits, an increase of $0.1 million in equipment and data processing, offset by a decrease of $0.3 million in other non-interest expense. The efficiency ratio for the second quarter was 57.93% compared to 48.92% for the first quarter of 2017 and 57.97% for the second quarter of 2016. The efficiency ratio for the first quarter of 2017 was lower due to the gain on the NRS investment in that quarter.

PROVISION FOR INCOME TAXES

The effective tax rate was 35.9 percent for the three months and six months ended June 30, 2017.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The return on average assets of 0.91 percent increased during the second quarter of 2017 from 0.83 percent at March 31, 2017. The return on average tangible assets increased to 0.93 percent for the second quarter of 2017 from 0.85 percent for the first quarter of 2017.

The return on average stockholders' equity increased during the second quarter of 2017 to 7.76 percent from 7.58 percent for the first quarter of 2017. The return on average tangible stockholders’ equity increased to 9.58 percent for the second quarter of 2017 from 9.55 percent for the first quarter of 2017.

ASSET QUALITY

The ratio of nonperforming loans and leases to total loans and leases was 0.76 percent at June 30, 2017 as compared to 0.83 percent at March 31, 2017. Nonperforming loans and leases decreased $2.8 million to $42.3 million at June 30, 2017 from $45.1 million at March 31, 2017. Nonperforming assets at June 30, 2017 decreased $0.2 million to $47.1 million, or 0.71 percent of total assets, from $47.3 million, or 0.73 percent of total assets, at March 31, 2017.

DIVIDEND DECLARED

The Company’s Board of Directors approved a dividend of $0.09 per share for the quarter ended June 30, 2017. The dividend will be paid on August 25, 2017 to stockholders of record on August 11, 2017.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Daylight Time on Thursday, July 20, 2017 to discuss the results for the quarter, business highlights and outlook. The call can be accessed by dialing 877-504-4120 (United States) or 412-902-6650 (internationally). A recorded playback of the call will be available for one week following the call at 877-344-7529 (United States) or 412-317-0088 (internationally). The passcode for the playback is 10110050. The call will be available live and in a recorded version on the Company’s website under “Investor Relations” at www.brooklinebancorp.com.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $6.7 billion in assets and branch locations in Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and First Ipswich Bank (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com, and www.firstipswich.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission ("SEC"). The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as the allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets and return on average tangible stockholders' equity. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

Contact:
Carl M. Carlson
Brookline Bancorp, Inc.
Chief Financial Officer
(617) 425-5331
ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016

	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$55,583	$53,098	$51,854	$52,350	$50,257
Provision for credit losses	873	13,402	3,215	2,215	2,545
Non-interest income	4,477	15,908	5,430	5,329	5,375
Non-interest expense	34,795	33,756	32,607	33,388	32,250
Income before provision for income taxes	24,392	21,848	21,462	22,076	20,837
Net income attributable to Brookline Bancorp, Inc.	14,880	13,445	13,279	13,617	12,654

Performance Ratios:
Net interest margin (1)	3.59%	3.53%	3.40%	3.48%	3.44%
Interest-rate spread (1)	3.39%	3.29%	3.24%	3.32%	3.25%
Return on average assets (annualized)	0.91%	0.83%	0.83%	0.86%	0.81%
Return on average tangible assets (annualized) (non-GAAP)	0.93%	0.85%	0.85%	0.88%	0.83%
Return on average stockholders' equity (annualized)	7.76%	7.58%	7.59%	7.83%	7.38%
Return on average tangible stockholders' equity (annualized) (non-GAAP)	9.58%	9.55%	9.60%	9.94%	9.40%
Efficiency ratio (2)	57.93%	48.92%	56.92%	57.89%	57.97%

Per Common Share Data:
Net income — Basic	$0.20	$0.19	$0.19	$0.19	$0.18
Net income — Diluted	0.20	0.19	0.19	0.19	0.18
Cash dividends declared	0.09	0.09	0.09	0.09	0.09
Book value per share (end of period)	10.42	10.00	9.88	9.90	9.82
Tangible book value per share (end of period) (non-GAAP)	8.52	7.93	7.81	7.81	7.73
Stock price (end of period)	14.60	15.65	16.40	12.19	11.03

Balance Sheet:
Total assets	$6,658,067	$6,497,721	$6,438,129	$6,380,312	$6,296,502
Total loans and leases	5,537,406	5,461,779	5,398,864	5,332,300	5,259,038
Total deposits	4,709,419	4,651,903	4,611,076	4,564,906	4,485,154
Brookline Bancorp, Inc. stockholders’ equity	795,618	703,873	695,544	696,371	689,656

Asset Quality:
Nonperforming assets	$47,140	$47,349	$41,476	$38,704	$33,809
Nonperforming assets as a percentage of total assets	0.71%	0.73%	0.64%	0.61%	0.54%
Allowance for loan and lease losses	$64,521	$66,133	$53,666	$58,892	$57,258
Allowance for loan and lease losses as a percentage of total loans and leases	1.17%	1.21%	0.99%	1.10%	1.09%
Net loan and lease charge-offs	$2,402	$995	$8,337	$520	$4,018
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.17%	0.07%	0.62%	0.04%	0.31%

Capital Ratios:
Stockholders’ equity to total assets	11.95%	10.83%	10.80%	10.91%	10.95%
Tangible stockholders’ equity to tangible assets (non-GAAP)	9.99%	8.79%	8.73%	8.82%	8.82%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016

ASSETS	(In Thousands Except Share Data)

Cash and due from banks	$40,599	$33,565	$36,055	$32,196	$22,677
Short-term investments	72,996	29,178	31,602	32,351	47,265
Total cash and cash equivalents	113,595	62,743	67,657	64,547	69,942
Investment securities available-for-sale	540,976	528,433	523,634	524,295	532,967
Investment securities held-to-maturity	108,963	100,691	87,120	77,094	69,590
Total investment securities	649,939	629,124	610,754	601,389	602,557
Loans and leases held-for-sale	593	1,152	13,078	21,109	1,585
Loans and leases:
Commercial real estate loans:
Commercial real estate mortgage	2,062,646	2,066,599	2,050,382	2,038,477	1,974,289
Multi-family mortgage	720,484	733,822	731,186	703,743	721,771
Construction	153,057	150,734	136,999	141,208	144,463
Total commercial real estate loans	2,936,187	2,951,155	2,918,567	2,883,428	2,840,523
Commercial loans and leases:
Commercial	691,070	644,240	635,426	652,316	628,281
Equipment financing	839,932	815,753	799,860	764,647	750,503
Condominium association	58,130	60,396	60,122	53,903	61,962
Total commercial loans and leases	1,589,132	1,520,389	1,495,408	1,470,866	1,440,746
Consumer loans:
Residential mortgage	646,679	631,863	624,349	617,065	624,423
Home equity	351,124	343,386	342,241	340,954	333,527
Other consumer	14,284	14,986	18,299	19,987	19,819
Total consumer loans	1,012,087	990,235	984,889	978,006	977,769
Total loans and leases	5,537,406	5,461,779	5,398,864	5,332,300	5,259,038
Allowance for loan and lease losses	(64,521)	(66,133)	(53,666)	(58,892)	(57,258)
Net loans and leases	5,472,885	5,395,646	5,345,198	5,273,408	5,201,780
Restricted equity securities	66,988	68,065	64,511	65,683	64,677
Premises and equipment, net of accumulated depreciation	81,052	76,973	76,176	75,462	76,131
Deferred tax asset	26,982	29,859	25,247	22,894	22,301
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net of accumulated amortization	7,082	7,601	8,133	8,754	9,377
Other real estate owned and repossessed assets	4,873	2,286	1,399	1,152	751
Other assets	96,188	86,382	88,086	108,024	109,511
Total assets	$6,658,067	$6,497,721	$6,438,129	$6,380,312	$6,296,502
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest-bearing deposits:
Demand checking accounts	$920,035	$898,161	$900,474	$889,278	$852,869
Interest-bearing deposits:
NOW accounts	321,982	321,392	323,160	298,629	295,126
Savings accounts	584,408	575,808	613,061	591,156	557,607
Money market accounts	1,763,443	1,765,895	1,733,359	1,679,797	1,628,550
Certificate of deposit accounts	1,119,551	1,090,647	1,041,022	1,106,046	1,151,002
Total interest-bearing deposits	3,789,384	3,753,742	3,710,602	3,675,628	3,632,285
Total deposits	4,709,419	4,651,903	4,611,076	4,564,906	4,485,154
Borrowed funds:
Advances from the FHLBB	930,028	930,001	910,774	900,971	904,685
Subordinated debentures and notes	83,188	83,147	83,105	83,043	83,021
Other borrowed funds	53,427	43,637	50,207	38,639	40,733
Total borrowed funds	1,066,643	1,056,785	1,044,086	1,022,653	1,028,439
Mortgagors’ escrow accounts	7,714	8,032	7,645	8,166	7,419
Accrued expenses and other liabilities	71,232	69,752	72,573	81,670	79,541
Total liabilities	5,855,008	5,786,472	5,735,380	5,677,395	5,600,553
Stockholders' equity:
Brookline Bancorp, Inc. stockholders’ equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 81,695,695 shares issued	817	757	757	757	757
Additional paid-in capital	699,923	617,364	616,734	616,142	617,738
Retained earnings, partially restricted	151,759	143,766	136,671	129,740	122,469
Accumulated other comprehensive (loss) income	(2,175)	(3,261)	(3,818)	4,896	5,969
Treasury stock, at cost;
4,717,775 shares, 4,707,096 shares, 4,707,096 shares, 4,734,512 shares, and 4,862,193 shares, respectively	(53,837)	(53,837)	(53,837)	(54,151)	(56,215)
Unallocated common stock held by the Employee Stock Ownership Plan;
159,510 shares, 168,099 shares, 176,688 shares, 185,787 shares, and 194,880 shares, respectively	(869)	(916)	(963)	(1,013)	(1,062)
Total Brookline Bancorp, Inc. stockholders’ equity	795,618	703,873	695,544	696,371	689,656
Noncontrolling interest in subsidiary	7,441	7,376	7,205	6,546	6,293
Total stockholders' equity	803,059	711,249	702,749	702,917	695,949
Total liabilities and stockholders' equity	$6,658,067	$6,497,721	$6,438,129	$6,380,312	$6,296,502

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016

	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$61,138	$58,558	$57,247	$57,858	$55,369
Debt securities	3,156	3,000	2,881	2,822	3,075
Marketable and restricted equity securities	797	726	762	804	729
Short-term investments	95	67	93	47	63
Total interest and dividend income	65,186	62,351	60,983	61,531	59,236
Interest expense:
Deposits	5,543	5,080	5,195	5,112	5,018
Borrowed funds	4,060	4,173	3,934	4,069	3,961
Total interest expense	9,603	9,253	9,129	9,181	8,979
Net interest income	55,583	53,098	51,854	52,350	50,257
Provision for credit losses	873	13,402	3,215	2,215	2,545
Net interest income after provision for credit losses	54,710	39,696	48,639	50,135	47,712
Non-interest income:
Deposit fees	2,552	2,252	2,263	2,289	2,216
Loan fees	229	261	322	330	287
Loan level derivative income, net	186	402	265	858	1,210
Gain on sales of investment securities, net	—	11,393	—	—	—
Gain on sales of loans and leases held-for-sale	307	353	1,270	588	345
Loss on sale/disposals of premises and equipment, net	(18)	(26)	—	—	—
Other	1,221	1,273	1,310	1,264	1,317
Total non-interest income	4,477	15,908	5,430	5,329	5,375
Non-interest expense:
Compensation and employee benefits	20,910	19,784	19,657	20,369	19,083
Occupancy	3,657	3,645	3,520	3,411	3,391
Equipment and data processing	4,164	4,063	4,028	3,826	3,898
Professional services	1,036	1,106	927	997	962
FDIC insurance	951	855	655	956	843
Advertising and marketing	857	817	823	844	853
Amortization of identified intangible assets	519	532	621	623	621
Other	2,701	2,954	2,376	2,362	2,599
Total non-interest expense	34,795	33,756	32,607	33,388	32,250
Income before provision for income taxes	24,392	21,848	21,462	22,076	20,837
Provision for income taxes	8,759	7,835	7,524	7,804	7,465
Net income before noncontrolling interest in subsidiary	15,633	14,013	13,938	14,272	13,372
Less net income attributable to noncontrolling interest in subsidiary	753	568	659	655	718
Net income attributable to Brookline Bancorp, Inc.	$14,880	$13,445	$13,279	$13,617	$12,654
Earnings per common share:
Basic	$0.20	$0.19	$0.19	$0.19	$0.18
Diluted	$0.20	$0.19	$0.19	$0.19	$0.18
Weighted average common shares outstanding during the period:
Basic	74,325,013	70,386,766	70,362,702	70,299,722	70,196,950
Diluted	74,810,088	70,844,096	70,592,204	70,450,760	70,388,438
Dividends declared per common share	$0.09	$0.09	$0.09	$0.09	$0.09

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Six Months Ended June 30,
	2017	2016

	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$119,696	$109,616
Debt securities	6,156	6,007
Marketable and restricted equity securities	1,523	1,409
Short-term investments	162	102
Total interest and dividend income	127,537	117,134
Interest expense:
Deposits	10,623	9,763
Borrowed funds	8,233	7,911
Total interest expense	18,856	17,674
Net interest income	108,681	99,460
Provision for credit losses	14,275	4,923
Net interest income after provision for credit losses	94,406	94,537
Non-interest income:
Deposit Fees	4,961	4,361
Loan Fees	490	593
Loan level derivative income, net	588	2,839
Gain on sales of investment securities, net	11,393	—
Gain on sales of loans and leases held-for-sale	660	1,250
Loss on sale/disposals of premises and equipment, net	(44)	—
Other	2,337	2,777
Total non-interest income	20,385	11,820
Non-interest expense:
Compensation and employee benefits	40,694	37,810
Occupancy	7,302	6,917
Equipment and data processing	8,227	7,588
Professional services	2,142	1,928
FDIC insurance	1,806	1,721
Advertising and marketing	1,674	1,714
Amortization of identified intangible assets	1,051	1,256
Other	5,655	5,345
Total non-interest expense	68,551	64,279
Income before provision for income taxes	46,240	42,078
Provision for income taxes	16,594	15,064
Net income before noncontrolling interest in subsidiary	29,646	27,014
Less net income attributable to noncontrolling interest in subsidiary	1,321	1,548
Net income attributable to Brookline Bancorp, Inc.	$28,325	$25,466
Earnings per common share:
Basic	$0.39	$0.36
Diluted	$0.39	$0.36
Weighted average common shares outstanding during the period:
Basic	72,366,769	70,191,935
Diluted	72,837,971	70,365,923
Dividends declared per common share	$0.18	$0.18

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)

	At and for the Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016

	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$2,766	$5,671	$5,340	$1,688	$2,408
Multi-family mortgage	1,075	1,095	1,404	1,418	1,446
Total commercial real estate loans	3,841	6,766	6,744	3,106	3,854

Commercial	23,886	27,442	22,974	24,051	17,944
Equipment financing	9,702	6,445	6,758	6,652	6,947
Total commercial loans and leases	33,588	33,887	29,732	30,703	24,891

Residential mortgage	3,429	3,001	2,501	1,749	2,048
Home equity	1,366	1,333	951	1,780	1,976
Other consumer	43	76	149	214	289
Total consumer loans	4,838	4,410	3,601	3,743	4,313

Total nonaccrual loans and leases	42,267	45,063	40,077	37,552	33,058

Other real estate owned	3,384	618	618	367	407
Other repossessed assets	1,489	1,668	781	785	344
Total nonperforming assets	$47,140	$47,349	$41,476	$38,704	$33,809

Loans and leases past due greater than 90 days and still accruing	$2,706	$6,515	$7,077	$8,275	$4,151

Troubled debt restructurings on accrual	14,732	13,662	13,883	16,303	15,693
Troubled debt restructurings on nonaccrual	16,146	11,756	11,919	15,715	15,621
Total troubled debt restructurings	$30,878	$25,418	$25,802	$32,018	$31,314

Nonperforming loans and leases as a percentage of total loans and leases	0.76%	0.83%	0.74%	0.70%	0.63%
Nonperforming assets as a percentage of total assets	0.71%	0.73%	0.64%	0.61%	0.54%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$66,133	$53,666	$58,892	$57,258	$58,606
Charge-offs	(3,365)	(1,382)	(8,629)	(839)	(4,324)
Recoveries	963	387	292	319	306
Net charge-offs	(2,402)	(995)	(8,337)	(520)	(4,018)
Provision for loan and lease losses	790	13,462	3,111	2,154	2,670
Allowance for loan and lease losses at end of period	$64,521	$66,133	$53,666	$58,892	$57,258

Allowance for loan and lease losses as a percentage of total loans and leases	1.17%	1.21%	0.99%	1.10%	1.09%
Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases (non-GAAP)	1.20%	1.25%	1.03%	1.15%	1.13%

NET CHARGE-OFFS:
Commercial real estate loans	$(131)	$(116)	$635	$50	$1,153
Commercial loans and leases	2,546	1,065	7,119	375	2,316
Consumer loans	(13)	46	583	95	549
Total net charge-offs	$2,402	$995	$8,337	$520	$4,018

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.17%	0.07%	0.62%	0.04%	0.31%

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)

	Three Months Ended
	June 30, 2017			March 31, 2017			June 30, 2016
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost

	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$638,798	$3,267	2.05%	$613,520	$3,110	2.03%	$605,383	$3,157	2.09%
Marketable and restricted equity securities (2)	68,629	799	4.66%	69,508	718	4.13%	66,422	732	4.41%
Short-term investments	43,739	95	0.87%	32,127	67	0.84%	60,570	63	0.42%
Total investments	751,166	4,161	2.22%	715,155	3,895	2.18%	732,375	3,952	2.16%
Loans and Leases:
Commercial real estate loans (3)	2,942,927	30,368	4.08%	2,930,345	29,467	4.02%	2,784,627	28,278	4.06%
Commercial loans (3)	728,014	7,665	4.17%	699,687	7,113	4.07%	689,696	6,649	3.82%
Equipment financing (3)	826,877	13,810	6.68%	806,139	13,114	6.51%	730,193	11,751	6.44%
Residential mortgage loans (3)	639,449	5,859	3.67%	634,885	5,609	3.53%	626,249	5,633	3.60%
Other consumer loans (3)	362,404	3,677	4.07%	360,791	3,495	3.93%	351,051	3,309	3.78%
Total loans and leases	5,499,671	61,379	4.46%	5,431,847	58,798	4.33%	5,181,816	55,620	4.29%
Total interest-earning assets	6,250,837	65,540	4.19%	6,147,002	62,693	4.08%	5,914,191	59,572	4.03%
Allowance for loan and lease losses	(66,853)			(54,314)			(58,789)
Non-interest-earning assets	372,681			368,495			382,061
Total assets	$6,556,665			$6,461,183			$6,237,463

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$316,486	54	0.07%	$320,671	55	0.07%	$294,484	53	0.07%
Savings accounts	592,150	300	0.20%	614,085	310	0.20%	554,474	336	0.24%
Money market accounts	1,767,973	2,131	0.48%	1,744,534	2,009	0.47%	1,655,843	1,867	0.45%
Certificates of deposit	1,101,094	3,058	1.11%	1,021,949	2,706	1.07%	1,132,272	2,762	0.98%
Total interest-bearing deposits	3,777,703	5,543	0.59%	3,701,239	5,080	0.56%	3,637,073	5,018	0.55%
Borrowings
Advances from the FHLBB	896,565	2,755	1.22%	929,822	2,857	1.23%	879,499	2,678	1.20%
Subordinated debentures and notes	83,165	1,271	6.11%	83,124	1,260	6.07%	82,997	1,258	6.06%
Other borrowed funds	47,466	34	0.29%	60,634	56	0.38%	41,305	25	0.24%
Total borrowings	1,027,196	4,060	1.56%	1,073,580	4,173	1.55%	1,003,801	3,961	1.56%
Total interest-bearing liabilities	4,804,899	9,603	0.80%	4,774,819	9,253	0.79%	4,640,874	8,979	0.78%
Non-interest-bearing liabilities:
Demand checking accounts	900,302			898,481			825,880
Other non-interest-bearing liabilities	77,682			71,812			78,497
Total liabilities	5,782,883			5,745,112			5,545,251
Brookline Bancorp, Inc. stockholders’ equity	766,529			709,095			685,996
Noncontrolling interest in subsidiary	7,253			6,976			6,216
Total liabilities and equity	$6,556,665			$6,461,183			$6,237,463
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		55,937	3.39%		53,440	3.29%		50,593	3.25%
Less adjustment of tax-exempt income		354			342			336
Net interest income		$55,583			$53,098			$50,257
Net interest margin (5)			3.59%			3.53%			3.44%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)

	Six Months Ended
	June 30, 2017			June 30, 2016
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost

	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$626,229	$6,377	2.04%	$604,709	$6,168	2.04%
Marketable and restricted equity securities (2)	69,066	1,517	4.39%	66,654	1,411	4.24%
Short-term investments	37,965	162	0.86%	51,214	102	0.40%
Total investments	733,260	8,056	2.20%	722,577	7,681	2.13%
Loans and Leases:
Commercial real estate loans (3)	2,936,671	59,835	4.05%	2,741,363	55,544	4.05%
Commercial loans (3)	715,377	14,778	4.11%	680,183	13,300	3.87%
Equipment financing (3)	816,565	26,924	6.59%	728,560	23,501	6.45%
Residential mortgage loans (3)	637,179	11,468	3.60%	625,800	11,192	3.58%
Other consumer loans (3)	361,602	7,172	4.00%	346,810	6,579	3.80%
Total loans and leases	5,467,394	120,177	4.40%	5,122,716	110,116	4.30%
Total interest-earning assets	6,200,654	128,233	4.14%	5,845,293	117,797	4.03%
Allowance for loan and lease losses	(60,618)			(57,957)
Non-interest-earning assets	369,152			377,822
Total assets	$6,509,188			$6,165,158

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$318,567	109	0.07%	$286,949	104	0.07%
Savings accounts	603,057	610	0.20%	559,577	680	0.24%
Money market accounts	1,756,318	4,140	0.48%	1,642,448	3,642	0.45%
Certificates of deposit	1,061,740	5,764	1.09%	1,104,956	5,337	0.97%
Total interest-bearing deposits	3,739,682	10,623	0.57%	3,593,930	9,763	0.55%
Borrowings
Advances from the FHLBB	913,102	5,612	1.22%	871,729	5,347	1.21%
Subordinated debentures and notes	83,145	2,531	6.09%	82,976	2,514	6.06%
Other borrowed funds	54,014	90	0.34%	40,464	50	0.25%
Total borrowings	1,050,261	8,233	1.56%	995,169	7,911	1.57%
Total interest-bearing liabilities	4,789,943	18,856	0.79%	4,589,099	17,674	0.77%
Non-interest-bearing liabilities:
Demand checking accounts	899,396			812,374
Other non-interest-bearing liabilities	74,763			76,099
Total liabilities	5,764,102			5,477,572
Brookline Bancorp, Inc. stockholders’ equity	737,971			681,548
Noncontrolling interest in subsidiary	7,115			6,038
Total liabilities and equity	$6,509,188			$6,165,158
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		109,377	3.35%		100,123	3.26%
Less adjustment of tax-exempt income		696			663
Net interest income		$108,681			$99,460
Net interest margin (5)			3.56%			3.44%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)

	At and for the Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016

	(Dollars in Thousands)

Net income, as reported	$14,880	$13,445	$13,279	$13,617	$12,654

Average total assets	$6,556,665	$6,461,183	$6,425,983	$6,360,097	$6,237,463
Less: Average goodwill and average identified intangible assets, net	145,269	145,778	146,382	146,997	147,619
Average tangible assets	$6,411,396	$6,315,405	$6,279,601	$6,213,100	$6,089,844

Return on average tangible assets (annualized)	0.93%	0.85%	0.85%	0.88%	0.83%

Average total stockholders’ equity	$766,529	$709,095	$699,749	$695,205	$685,996
Less: Average goodwill and average identified intangible assets, net	145,269	145,778	146,382	146,997	147,619
Average tangible stockholders’ equity	$621,260	$563,317	$553,367	$548,208	$538,377

Return on average tangible stockholders’ equity (annualized)	9.58%	9.55%	9.60%	9.94%	9.40%

Brookline Bancorp, Inc. stockholders’ equity	$795,618	$703,873	$695,544	$696,371	$689,656
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	7,082	7,601	8,133	8,754	9,377
Tangible stockholders' equity	$650,646	$558,382	$549,521	$549,727	$542,389

Total assets	$6,658,067	$6,497,721	$6,438,129	$6,380,312	$6,296,502
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	7,082	7,601	8,133	8,754	9,377
Tangible assets	$6,513,095	$6,352,230	$6,292,106	$6,233,668	$6,149,235

Tangible stockholders’ equity to tangible assets	9.99%	8.79%	8.73%	8.82%	8.82%

Tangible stockholders' equity	$650,646	$558,382	$549,521	$549,727	$542,389

Number of common shares issued	81,695,695	75,744,445	75,744,445	75,744,445	75,744,445
Less:
Treasury shares	4,717,775	4,707,096	4,707,096	4,734,512	4,862,193
Unallocated ESOP shares	159,510	168,099	176,688	185,787	194,880
Unvested restricted shares	457,966	476,854	476,854	476,938	484,066
Number of common shares outstanding	76,360,444	70,392,396	70,383,807	70,347,208	70,203,306

Tangible book value per common share	$8.52	$7.93	$7.81	$7.81	$7.73

Allowance for loan and lease losses	$64,521	$66,133	$53,666	$58,892	$57,258
Less:
Allowance for acquired loans and leases losses	1,188	1,304	1,253	1,640	2,178
Allowance for originated loan and lease losses	$63,333	$64,829	$52,413	$57,252	$55,080

Total loans and leases	$5,537,406	$5,461,779	$5,398,864	$5,332,300	$5,259,038
Less:
Total acquired loans and leases	271,157	295,055	315,304	346,377	371,986
Total originated loans and leases	$5,266,249	$5,166,724	$5,083,560	$4,985,923	$4,887,052

Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases	1.20%	1.25%	1.03%	1.15%	1.13%